Exhibit 99.1

                 ADC Reports Fourth Quarter 2004 Results;
          Strong and Profitable Finish in Fiscal 2004 as ADC
               Completes Transition to a Leading Global
                    Network Infrastructure Company

    MINNEAPOLIS--(BUSINESS WIRE)--Dec. 14, 2004--ADC (NASDAQ:ADCT):

    --  Net Sales from Continuing Operations Were $266 Million

    -- Includes $12 Million of Fiber-to-the-Premises Sales of Which $5 Million Was Deferred in Previous Quarters, KRONE Sales of $95 Million and Strong Growth in Wireless Sales

    --  International Sales Were 48% of Total Sales

    --  GAAP and Adjusted Earnings Per Share from Continuing
        Operations Were $0.02

    -- Total Cash and Securities (Short- and Long-term) Were $550 Million at Quarter End

    ADC (NASDAQ:ADCT, www.adc.com) today announced results for its fourth fiscal quarter ended October 31, 2004 prepared in accordance with generally accepted accounting principles (GAAP) as summarized below for ADC and its operating segments, Broadband Infrastructure and Access, and Professional Services (formerly called Integrated Solutions), on a continuing operations basis.
    "We are pleased with our strong and profitable finish in 2004 as we transitioned to become a leading global network infrastructure company," said Robert E. Switz, president and CEO of ADC. "Our fourth quarter sales of $266 million benefited from the addition of the KRONE acquisition, the contribution of our organic growth products - OmniReach(TM) Fiber-to-the-X and Digivance(R) Wireless systems, and strong sequential growth in wireline products. Excluding KRONE's sales, ADC's fourth quarter sales grew 11% year-over-year and 13% sequentially from the third quarter. We look forward with the expectation of profitable growth in fiscal 2005."

    Discontinued Operations and KRONE Acquisition

    In 2004, ADC made a significant acquisition and made a number of divestitures as part of the transformation to a more focused strategy. In the fourth fiscal quarter of 2004, ADC classified its Metrica(R) service assurance software business as a discontinued operation. The sale of this business was announced in the fourth quarter and finalized on November 22, 2004. In the third fiscal quarter of 2004, ADC completed the acquisition of the KRONE Group and accounted for this acquisition under the purchase accounting method as of May 18, 2004. Beginning in the third fiscal quarter of 2004, ADC classified as discontinued operations the business related to the Cuda(TM) cable modem termination system product line, the operations related to the FastFlow Broadband Provisioning Manager software, and the business related to the Singl.eView customer care and billing software. These discontinued operations are in addition to the BroadAccess40 business that was classified as a discontinued operation beginning in the first fiscal quarter of 2004.



GAAP Results (dollars in millions, except per share amounts), Continuing Operations

                                2004          2004           2003
ADC Results                Fourth Quarter Third Quarter Fourth Quarter
-----------                -------------- ------------- --------------
Net sales                 $        266.3         227.7          154.5
   Percent outside U.S.             47.6%         45.7%          28.5%
Gross margin                        37.5%         37.6%          37.9%
Operating income (loss)   $         14.0           3.3            1.8
Income (loss) from
 continuing operations    $         14.9           3.2           17.6
Earnings (loss) per share
 from
   continuing operations -
    basic and diluted     $         0.02          0.00           0.02

Segment Results
---------------
Net sales:
   Broadband
    Infrastructure and
    Access                $        218.5         182.8          115.7
   Professional Services  $         56.3          50.7           43.7
   Eliminations and
    other                 $         (8.5)         (5.8)          (4.9)
Operating income (loss):
   Broadband
    Infrastructure and
    Access                $         26.8          20.1           11.0
   Professional Services  $          0.4          (1.2)           3.7
   Unallocated items      $        (13.2)        (15.6)         (12.9)


    Adjusted Results (dollars in millions, except per share amounts), Continuing Operations

    In addition to GAAP income statement results from continuing operations, ADC also presents adjusted income statement results from continuing operations prepared with certain adjustments as noted in this release. Due to the significance of ADC's restructuring activities from fiscal 2000 to 2004, management believes that a more meaningful comparison of fiscal 2004 results would exclude impairment and restructuring charges and certain non-operating gains/losses in deriving adjusted income statements from continuing operations for fiscal 2004 and historical periods. For an explanation of adjusted items excluded from GAAP income statement results, please refer to the "Adjustment Items Excluded from Quarterly GAAP Results" section of this release and review the attached supplementary schedules that reconcile GAAP results to adjusted results for the three-month periods ended October 31, 2004 and 2003 and the three-month period ended July 31, 2004, as well as for the twelve-month periods ended October 31, 2004 and 2003.
    Adjusted results from continuing operations, which reflect adjustments to all quarters related to the exclusion of impairment and restructuring charges, and certain nonoperating gains/losses are summarized below for ADC and its operating segments.


                                2004          2004           2003
ADC Results, As Adjusted   Fourth Quarter Third Quarter Fourth Quarter
------------------------   -------------- ------------- --------------
Net sales                 $        266.3         227.7          154.5
Gross margin                        37.5%         37.6%          39.0%
Operating income (loss)   $         13.9           3.9           12.7
Income (loss) from
 continuing operations    $         15.1           3.5           23.4
Earnings (loss) per share
 from
   continuing operations -
    basic and diluted     $         0.02          0.00           0.03

Segment Results, As Adjusted
----------------------------
Net sales:
   Broadband
    Infrastructure and
    Access                $        218.5         182.8          115.7
   Professional Services  $         56.3          50.7           43.7
   Eliminations and other $         (8.5)         (5.8)          (4.9)
Operating income (loss):
   Broadband
    Infrastructure and
    Access                $         28.0          20.3           10.8
   Professional Services  $          0.6          (1.2)           5.2
   Unallocated items      $        (14.7)        (15.2)          (3.3)


    ADC Implemented Plans for Profitable Growth in Fiscal 2005

    "During our fourth quarter, we took numerous actions to position ADC for profitable growth in 2005," said Gokul Hemmady, ADC's chief financial officer. "In addition to completing divestitures of unprofitable businesses, we reduced our workforce, continued to rebid purchasing agreements, and started closing redundant facilities, rationalizing systems and eliminating duplicate costs as a result of the integration of the KRONE acquisition. The benefits from these actions should contribute to further earnings growth in 2005."
    Certain ADC balance sheet and cash flow information on a GAAP basis and related statistics are summarized below.



Other GAAP Data & Related Statistics

Balance Sheet Data and Related
------------------------------
Statistics
-----------                           October 31, July 31, October 31,
(dollars in millions)                    2004       2004      2003
---------------------                 ----------- -------- -----------
Cash and cash equivalents -
 unrestricted                        $     494.3    413.9       718.7
Short-term available for sale
 securities                          $       7.3      7.4        26.7
Long-term available for sale
 securities                          $      26.8     23.2        19.5
Restricted cash                      $      21.9     19.8        15.6
                                      ----------- -------- -----------
Total cash and securities            $     550.3    464.3       780.5
                                      =========== ======== ===========
Restructuring accrual                $      38.4     33.6        29.1
Current ratio                                2.8      2.7         3.9
Long-term notes payable              $     400.3    400.4       400.0


    ADC's total cash and securities (short- and long-term) of $550 million on October 31, 2004 increased from the previous quarter primarily as a result of $74 million in proceeds received from the divestiture of the Singl.eView software business plus an increase in cash provided by operating activities. An additional $34 million was received in November 2004 as a result of completing the divestiture of the Metrica software business. The decrease from October 31, 2003 was primarily a result of the KRONE acquisition in May 2004 partially offset by the proceeds received from the divestiture of the Singl.eView software business. The resulting cash and securities balance is sufficient for organic growth plans for ADC's core business as $200 million of convertible notes do not mature until June 15, 2008, and the other $200 million of convertible notes do not mature until June 15, 2013. All convertible notes have a conversion price of $4.013 per share. In addition, ADC's deferred tax assets, which are nearly fully reserved at this time, will reduce its income tax payable on future earnings for numerous years.



Cash Flow Data and Related              Year        Year
--------------------------              Ended       Ended
Statistics                           October 31, October 31,
----------                           ----------- -----------
(dollars in millions)                    2004        2003
---------------------                ----------- -----------
Total cash provided by (used in)
   operating activities from
   continuing operations            $      72.7        82.1
Total cash provided by (used in)
   operating activities from
   discontinued operations          $     (69.6)      (47.5)

                                        2004        2004       2003
                                       Fourth       Third     Fourth
                                       Quarter     Quarter    Quarter
                                     ----------- ----------- ---------
Days sales outstanding                     53.4        57.6      49.6
Inventory turns - annualized                6.9         5.1       6.7
Depreciation and amortization       $      10.2         9.8       9.2
Property and equipment additions,
 net                                $       0.0         3.9       2.0


    In the year ended October 31, 2004, total cash provided by operating activities from continuing operations was primarily from positive cash earnings. In the year ended October 31, 2003, total cash provided by operating activities from continuing operations was primarily from positive cash earnings and a reduction in working capital during the industry downturn.
    Total employees were approximately 7,500 as of October 31, 2004 compared to approximately 8,150 as of July 31, 2004 and approximately 5,700 as of October 31, 2003. The decrease in employees from July 31, 2004 was primarily a result of the divestiture of the Singl.eView software business as well as workforce reductions related to the integration of the KRONE acquisition. The year-over-year increase of employees in the quarter was primarily a result of the KRONE acquisition. ADC expects the total employee number to decline in the first quarter of 2005 primarily as a result of completing the divestiture of Metrica in November 2004. Metrica had approximately 250 employees at the time the divestiture was completed.

    Review of Operating Segments

    Sales from ADC's operating segments from continuing operations are summarized above. Commentary on the changes in the sales results follows.

    Broadband Infrastructure and Access (BIA)

    On a quarterly sequential basis from the third quarter of 2004, BIA sales of $219 million in the fourth quarter of 2004 were $36 million higher primarily from the recognition of $5 million of fiber-to-the-premises sales deferred in previous quarters, a $16 million increase related to KRONE sales being in the entire fourth quarter compared to approximately 80% of its sales being recognized in the third quarter due to the acquisition being finalized on May 18, 2004, an increase in fiber connectivity sales and strong quarterly growth in wireless and wireline sales. Comparing fourth quarters on a year-over-year basis, BIA sales were $103 million higher as a result of the recognition of $5 million of fiber-to-the-premises sales deferred in previous quarters, the $83 million addition of KRONE sales, as well as strong growth in ADC's fiber connectivity sales and a doubling of wireless sales partially offset by lower wireline sales.

    Professional Services

    After completing the divestitures of its software businesses in the fourth quarter of 2004, ADC changed the name of this business segment from Integrated Solutions to Professional Services, which now only includes the business also named Professional Services that was previously referred to as Systems Integration Services. On a quarterly sequential basis from the third quarter of 2004, Professional Services' sales of $56 million in the fourth quarter of 2004 increased by $5 million primarily as a result of increased sales in Europe and the $3 million increase due to KRONE services sales being included for the entire quarter as described in the BIA commentary. Comparing fourth quarters on a year-over-year basis, 2004 sales for Professional Services' increased by $12 million primarily as a result of the addition of KRONE services sales.

    Full-Year Results

    ADC's fiscal 2004 net sales from continuing operations were $784 million compared to fiscal 2003 sales of $589 million. Fiscal 2004 sales were higher primarily as a result of the $171 million addition of KRONE sales since the acquisition on May 18, 2004, 14% growth in ADC's historical connectivity sales, a near doubling of wireless sales partially offset by lower sales in both the wireline business and historical professional services business.
    Fiscal 2004 earnings per share from continuing operations of $0.04
(GAAP) and $0.05 (adjusted) increased significantly compared to fiscal 2003 loss per share of $0.06 (GAAP) and earnings per share of $0.01 (adjusted). Fiscal 2004 earnings per share improved compared to fiscal 2003 primarily as a result of cost and expense reductions that increased gross margins and lowered operating expenses as a percent of sales. The attached supplementary schedules reconcile GAAP results to adjusted results for the twelve-month periods ended October 31, 2004 and 2003.

    Outlook

    Although ADC expects growth for its 2005 fiscal year, ADC's first quarter is historically lower than its previous fourth quarter as a result of many of its customers being on calendar-year budget cycles, a lower number of working days due to numerous holidays in this quarter and a general slowdown in activity among its customers during this period. ADC currently estimates that sales in the first quarter of fiscal 2005 will be around $235-$240 million and adjusted earnings per share will be around $0.01.
    ADC is not able to provide an outlook for GAAP earnings per share at this time for the reasons explained below. ADC cautions investors that forecasting remains extremely difficult and subject to change because of many factors, including soft and changing industry conditions, acquisition integration activities, as well as economic, geopolitical and other uncertainties, especially with respect to cost reduction activities and the timing of closing and deploying contracts that can delay the start of new sales sources. With the KRONE acquisition, internal growth initiatives and potential future product line additions, ADC remains focused on its goal of growing profitably in its core network infrastructure business and being a leader in each market served by the company.
    Starting in the fourth quarter of 2002, the tax benefits of ADC's pre-tax losses have been added to its deferred tax assets with an offsetting valuation reserve. As of October 31, 2004, ADC had a total of $1,067 million in deferred tax assets that have been offset by a nearly full valuation reserve and as a result have been shown on the balance sheet at an insignificant amount. Approximately $226 million of these deferred tax assets relate to capital loss carryovers that can be utilized only against realized capital gains through October 31, 2009. As it generates pre-tax income in future periods, ADC currently expects to record minimal income tax expense until either its deferred tax assets are fully utilized to reduce future income tax liabilities or the value of its deferred tax assets are restored on the balance sheet. Excluding the deferred tax assets related to capital loss carryovers, most of the remaining deferred tax assets are not expected to expire until 2022-2024.
    Adjusted results in this outlook exclude impairment and restructuring charges and certain non-operating gains/losses that may be incurred if ADC takes actions designed to further lower its costs or restructure its operations. ADC is unable to provide an outlook for earnings per share on a GAAP basis at this time as ADC may incur such additional impairment and restructuring charges and certain non-operating gains/losses in future fiscal quarters. The amount of any such additional charges is uncertain and will depend on many factors including the evolving outlook for industry conditions and ADC's businesses. If such charges are incurred they could result in a significant difference between GAAP and adjusted earnings per share.

    Adjustment Items Excluded from Quarterly GAAP Results

    Adjusted income statement results from continuing operations in both fiscal 2004 and 2003 exclude impairment and restructuring charges, and certain non-operating gains/losses. In deriving adjusted results from continuing operations for the fourth and third quarters of 2004, ADC excluded net charges of insignificant amounts primarily related to restructuring charges and gains/losses on asset sales. In deriving adjusted results from continuing operations for the fourth quarter of 2003, ADC excluded restructuring and other charges of $6 million ($0.01 per share) primarily related to facilities consolidations as a result of restructuring partially offset by gains from sales of divested assets and investments.

    Today's Earnings Conference Call And Webcast at 5:00 p.m. Eastern

    ADC will discuss its fourth quarter 2004 results and current outlook on a conference call scheduled today, December 14, at 5:00 p.m. Eastern time. The conference call can be accessed by domestic callers at (800) 399-7506 and by international callers at (706) 634-2489 or on the Internet at www.adc.com/investor, by clicking on News & Communications, then clicking on Webcasts. Starting today at 6:30 p.m. Eastern time, the replay of the call can be accessed until 11:59 p.m. Eastern time on December 21 by domestic callers at (800) 642-1687 and by international callers at (706) 645-9291 (conference ID number is 1743671) or on the Internet at www.adc.com/investor, by clicking on News & Communications, then clicking on Webcasts.

    About ADC

    ADC provides the connections for wireline, wireless, cable, broadcast, and enterprise networks around the world. ADC's innovative network infrastructure equipment and professional services enable high-speed Internet, data, video, and voice services to residential, business and mobile subscribers. ADC (NASDAQ: ADCT) has sales into more than 150 countries. Learn more about ADC at www.adc.com.

    Cautionary Statement under the Private Securities Litigation
Reform Act of 1995

    All forward-looking statements contained herein, particularly those pertaining to ADC's expectations or future operating results, reflect management's current expectations or beliefs as of the date of such statements and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. ADC Telecommunications cautions readers that future actual results could differ materially from those in forward-looking statements depending on the outcome of certain factors. All such forward-looking statements are subject to certain risks and uncertainties, including, but not limited to, significant difficulties in forecasting sales and market trends; uncertainties regarding the level of capital spending by telecommunications service providers and enterprise customers; the overall demand for ADC's products or services; the demand for particular products or services within the overall mix of products sold, as our products and services have varying profit margins; changing market conditions and growth rates either within ADC's industry or generally within the economy; the impact of actions we may take such as acquisitions and divestitures; ADC's ability to effectively integrate the KRONE acquisition with ADC's historic operations; ADC's ability to dispose of excess assets on a timely and cost-effective basis; new competition and technologies; increased costs associated with protecting intellectual property rights; the retention of key employees; pressures on the pricing of the products or services ADC offers; performance of contract manufacturers used by ADC to make certain products; possible consolidation among our customers; and other risks and uncertainties, including those identified in the section captioned Risk Factors in Item 1 of ADC's Annual Report on Form 10-K for the fiscal year ended October 31, 2003. ADC disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.



             ADC TELECOMMUNICATIONS, INC. AND SUBSIDIARIES
                CONSOLIDATED BALANCE SHEETS - UNAUDITED
                             (In millions)


                                ASSETS

                                                    October   October
                                                     2004      2003
                                                   --------- ---------

CURRENT ASSETS:
    Cash and cash equivalents                        $494.3    $718.7
    Short-term marketable securities                    7.3      26.7
    Accounts receivable                               158.0      85.0
    Unbilled revenue                                   36.5      27.9
    Inventories                                        97.8      57.1
    Prepaid income taxes                                  -         -
    Assets of discontinued operations                  16.6      74.1
    Prepaid and other current assets                   25.1      42.7
                                                   --------- ---------

       Total current assets                           835.6   1,032.2

 PROPERTY AND EQUIPMENT, net                          233.0     175.3

 ASSETS HELD FOR SALE                                   6.6      25.1

 RESTRICTED CASH                                       21.9      15.6

 GOODWILL                                             180.1         -

 INTANGIBLES                                           81.0       3.3

 LONG-TERM MARKETABLE SECURITIES                       26.8      19.5

 OTHER ASSETS                                          43.1      25.9

                                                   --------- ---------
    TOTAL ASSETS                                   $1,428.1  $1,296.9
                                                   ========= =========

                 LIABILITIES & SHAREOWNERS' INVESTMENT

 CURRENT LIABILITIES:
    Accounts payable                                  $72.8     $43.9
    Accrued compensation and benefits                  65.9      43.7
    Other accrued liabilities                          81.4      55.5
    Income taxes payable                               27.6      19.3
    Restructuring accrual                              38.4      29.1
    Liabilities of discontinued operations             15.6      67.3
    Notes payable                                       0.3       8.0
                                                   --------- ---------

       Total current liabilities                      302.0     266.8

    PENSION OBLIGATIONS                                62.8         -
    LONG-TERM NOTES PAYABLE                           400.3     400.0
    OTHER LONG-TERM LIABILITIES                         3.7       2.4
                                                   --------- ---------
       Total liabilities                              768.8     669.2

    SHAREOWNERS' INVESTMENT
      (810.1 and 806.6 shares outstanding)            659.3     627.7

                                                   --------- ---------
    TOTAL LIABILITIES AND SHAREOWNERS' INVESTMENT  $1,428.1  $1,296.9
                                                   ========= =========



             ADC TELECOMMUNICATIONS, INC. AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED
                              GAAP BASIS
                (In Millions, Except Per Share Amounts)



                              For the Three       For the Twelve
                               Months Ended         Months Ended
                               October 31,          October 31,
                            ------------------   ------------------
                             2004       2003      2004       2003
                            -------   --------   -------   --------
NET SALES                   $266.3     $154.5    $784.3     $589.4

COST OF PRODUCT SOLD         166.5       95.9     482.4      382.3
                            -------   --------   -------   --------
GROSS PROFIT                  99.8       58.6     301.9      207.1
                            -------   --------   -------   --------
GROSS MARGIN                  37.5%      37.9%     38.5%      35.1%

EXPENSES:
   Research and
    development               15.9       13.0      59.1       59.9
   Selling and
    administration            70.0       34.6     206.3      160.4
   Impairment charges          0.2        0.8       1.7       15.6
   Restructuring charges      (0.3)       8.4      12.3       28.1
                            -------   --------   -------   --------
         Total Expenses       85.8       56.8     279.4      264.0
                            -------   --------   -------   --------
         As a Percentage
          of Net Sales        32.2%      36.8%     35.6%      44.8%

OPERATING INCOME (LOSS)       14.0        1.8      22.5      (56.9)
OPERATING MARGIN               5.3%       1.2%      2.9%     (9.7%)
OTHER INCOME, NET:
         Interest              0.8        2.6       3.7        6.1
         Other                 1.3        7.9       7.0        2.9
                            -------   --------   -------   --------

INCOME (LOSS) BEFORE
 INCOME TAXES                 16.1       12.3      33.2      (47.9)
PROVISION (BENEFIT) FOR
 INCOME TAXES                  1.2       (5.3)      1.9       (5.3)
                            -------   --------   -------   --------
INCOME (LOSS) FROM
 CONTINUING OPERATIONS        14.9       17.6      31.3      (42.6)

DISCONTINUED OPERATIONS
   Loss from discontinued
    operations               (14.6)      (8.2)    (64.9)     (34.1)
   Gain on sale               59.4          -      50.0          -
                            -------   --------   -------   --------
                              44.8       (8.2)    (14.9)     (34.1)

NET INCOME (LOSS)            $59.7 (a)   $9.4 (b) $16.4 (a) $(76.7)(b)
                            =======   ========   =======   ========
NET MARGIN                    22.4%       6.1%      2.1%    (13.0%)

AVERAGE COMMON SHARES
 OUTSTANDING - BASIC         809.3      805.4     808.3      803.4
                            =======   ========   =======   ========
AVERAGE COMMON SHARES
 OUTSTANDING - DILUTED       909.7      908.2     812.1      803.4
                            =======   ========   =======   ========
EARNINGS (LOSS) PER SHARE
 FROM CONTINUING OPERATIONS
 - BASIC & DILUTED           $0.02 (a)  $0.02 (b) $0.04 (a) $(0.06)(b)
                            =======   ========   =======   ========
EARNINGS (LOSS) PER SHARE
 FROM DISCONTINUED
 OPERATIONS - BASIC &
 DILUTED                     $0.05 (a) $(0.01)(b)$(0.02)(a) $(0.04)(b)
                            =======   ========   =======   ========
NET INCOME (LOSS) PER SHARE
 - BASIC & DILUTED           $0.07 (a)  $0.01 (b) $0.02 (a) $(0.10)(b)
                            =======   ========   =======   ========



(a) Excluding $(0.3) million and $12.3 million restructuring charges; $0.2 million and $1.7 million impairment; $0.2 million and $0.0 million impairment on investments; $0.0 million and $4.8 million nonoperating investment gain; $0.0 million and $3.6 million nonoperating gain related to divested product lines; $0.1 million and $0.1 million other nonoperating loss; and $44.8 million and $(14.9) million net gain (loss) on discontinued operations; net income and diluted EPS would have been $15.1 million and $37.0 million and $0.02 and $0.05 for the three and twelve months ended October 31, 2004, respectively.

(b) Excluding $8.4 million and $28.1 million restructuring charges; $0.8 million and $15.6 million impairment charges; $1.7 million and $4.4 million of inventory restructuring; $1.7 million and $0.7 million net nonoperating gain on sale of investments; $1.4 million and $(1.2) million net nonoperating gain (loss) for divested product lines; $2.3 million and $2.3 million nonoperating gain related to other divested activities; $0.0 million and $0.3 million nonoperating loss related to a sale leaseback transaction; $0.3 million and $0.3 million loss related to miscellaneous nonoperating activity; $8.2 million and $34.1 million net loss on discontinued operations; net income and diluted EPS would have been $23.4 million and $4.3 million and $0.03 and $0.01 for the three and twelve months ended October 31, 2003, respectively.



            ADC TELECOMMUNICATIONS, INC. AND SUBSIDIARIES
           CONSOLIDATED STATEMENT OF CASH FLOWS - UNAUDITED
                            (In millions)
                     SUBJECT TO RECLASSIFICATION



                                                      Twelve Months
                                                           Ended
                                                     Oct. 31, Oct. 31,
                                                       2004     2003
                                                     -------- --------
 Cash Flows from Operating Activities:
   Income (loss) from continuing operations            $31.3   $(42.6)
  Adjustments:
    Loss from discontinued operations                      -
    Inventory and fixed asset write-offs                 1.6     23.6
    Depreciation and amortization                       41.7     53.8
    Change in bad debt reserves                         (2.9)     4.3
    Change in inventory reserves                        (0.4)       -
    Non-cash stock compensation                          3.0      4.4
    Goodwill writedowns                                    -        -
    Change in deferred income taxes                      1.4
    Investment impairments                                 -
    Gain on conversion of an investment                    -
    Gain on sale of investments                         (4.8)    (3.8)
    Gain on ownership of investments                       -
    Gain on sale of business                            (2.8)     1.4
    Gain on sale of fixed assets                        (0.5)     1.0
    Other                                               (1.7)    (1.0)
    Changes in assets & liabilities, net of
     acquisitions
          Accounts receivable and unbilled revenues     (9.7)     2.4
          Inventories                                   (5.3)     9.6
          Prepaid income taxes and other assets         19.2    172.6
          Accounts payable                               1.8    (33.4)
          Accrued liabilities                            0.5   (110.2)
                                                     -------- --------
         Total cash provided by operating activities
                  from continuing operations            72.7     82.1
         Total cash used by operating activities from
                    discontinued operations            (69.6)   (47.5)
                                                     -------- --------
            Total cash used by operating activities     $3.1    $34.6

 Cash Flows from Investing Activities:
  Acquisitions, net of cash acquired                 $(295.2)      $-
  Divestitures, net of cash disposed                    67.9      1.9
  Property and equipment additions                     (10.3)   (69.5)
  Proceeds from disposal of property and equipment      11.2      1.9
  Decrease (Increase) in restricted cash                (6.3)   161.4
  Short-term investments                                19.7    (57.0)
  Long term investments                                 (7.3)    21.9
                                                     -------- --------
           Total cash used by investing activities    (220.3)    60.6

 Cash Flows from Financing Activities:
  Decrease in debt                                     (10.7)   371.3
  Purchase of a call spread option                         -    (34.5)
  Common stock issued                                    3.7      8.2
                                                     -------- --------
           Total cash used by financing activities      (7.0)   345.0

 Effect of exchange rate on cash                        (0.2)     0.8
                                                     -------- --------

 Decrease in cash and cash equivalents                (224.4)   441.0

 Cash and cash equivalents, beginning of period        718.7    277.7
                                                     -------- --------

 Cash and cash equivalents, end of period             $494.3   $718.7
                                                     ======== ========



                        SUPPLEMENTARY SCHEDULE
             ADC TELECOMMUNICATIONS, INC. AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED
          RECONCILIATION OF GAAP RESULTS TO ADJUSTED RESULTS

                (In Millions, Except Per Share Amounts)



                                     For the Three Months Ended
                                          October 31, 2004

                                         Restructuring
                                 GAAP      and Other       Adjusted
                                Results     Charges    (a) Results (a)
                               --------- --------------    --------
NET SALES                        $266.3             $-      $266.3

COST OF PRODUCT SOLD              166.5              -       166.5
                               --------- --------------    --------
GROSS PROFIT                       99.8              -        99.8
                               --------- --------------    --------
GROSS MARGIN                       37.5%                      37.5%

EXPENSES:
 Research and development          15.9              -        15.9
 Selling and administration        70.0              -        70.0
 Impairment charges                 0.2           (0.2)          -
 Restructuring charges             (0.3)           0.3           -
                               --------- --------------    --------
  Total Expenses                   85.8            0.1        85.9
                               --------- --------------    --------
  As a Percentage of Net Sales     32.2%                      32.3%

OPERATING INCOME                   14.0           (0.1)       13.9
OPERATING MARGIN                    5.3%                       5.2%
OTHER INCOME (EXPENSE), NET:
 Interest                           0.8              -         0.8
 Other                              1.3            0.3         1.6
                               --------- --------------    --------

INCOME BEFORE INCOME TAXES         16.1            0.2        16.3
PROVISION (BENEFIT) FOR INCOME
 TAXES                              1.2              -         1.2
                               --------- --------------    --------
INCOME FROM CONTINUING
 OPERATIONS                        14.9            0.2        15.1

DISCONTINUED OPERATIONS
 (Loss) gain from discontinued
  operations                      (14.6)          14.6           -
 Gain on sale                      59.4          (59.4)          -
                               --------- --------------    --------
                                   44.8          (44.8)          -

NET INCOME                        $59.7         $(44.6)      $15.1
                               ========= ==============    ========
NET MARGIN                         22.4%                       5.7%


AVERAGE COMMON SHARES
 OUTSTANDING - BASIC              809.3          809.3       809.3
                               ========= ==============    ========
AVERAGE COMMON SHARES
 OUTSTANDING - DILUTED            909.7          909.7       909.7
                               ========= ==============    ========
EARNINGS PER SHARE FROM
 CONTINUING OPERATIONS - BASIC
 & DILUTED                        $0.02          $0.00       $0.02
                               ========= ==============    ========
EARNINGS (LOSS) PER SHARE FROM
 DISCONTINUED OPERATIONS -
 BASIC                            $0.05         $(0.05)         $-
                               ========= ==============    ========
NET INCOME (LOSS) PER SHARE -
 BASIC & DILUTED                  $0.07         $(0.05)      $0.02
                               ========= ==============    ========




                                      For the Three Months Ended
                                           October 31, 2003


                                          Restructuring
                                   GAAP     and Other     Adjusted
                                 Results     Charges   (b) Results (b)
                                ---------- ------------   ---------
NET SALES                          $154.5           $-      $154.5

COST OF PRODUCT SOLD                 95.9         (1.7)       94.2
                                ---------- ------------   ---------
GROSS PROFIT                         58.6          1.7        60.3
                                ---------- ------------   ---------
GROSS MARGIN                         37.9%                    39.0%

EXPENSES:
 Research and development            13.0            -        13.0
 Selling and administration          34.6            -        34.6
 Impairment charges                   0.8         (0.8)          -
 Restructuring charges                8.4         (8.4)          -
                                ---------- ------------   ---------
  Total Expenses                     56.8         (9.2)       47.6
                                ---------- ------------   ---------
  As a Percentage of Net Sales       36.8%                    30.8%

OPERATING INCOME                      1.8         10.9        12.7
OPERATING MARGIN                      1.2%                     8.2%
OTHER INCOME (EXPENSE), NET:
 Interest                             2.6            -         2.6
 Other                                7.9         (5.1)        2.8
                                ---------- ------------   ---------

INCOME BEFORE INCOME TAXES           12.3          5.8        18.1
PROVISION (BENEFIT) FOR INCOME
 TAXES                               (5.3)           -        (5.3)
                                ---------- ------------   ---------
INCOME FROM CONTINUING
 OPERATIONS                          17.6          5.8       $23.4

DISCONTINUED OPERATIONS
 (Loss) gain from discontinued
  operations                         (8.2)         8.2           -
 Gain on sale                           -            -           -
                                ---------- ------------   ---------
                                     (8.2)         8.2           -

NET INCOME                           $9.4        $14.0       $23.4
                                ========== ============   =========
NET MARGIN                            6.1%                    15.1%


AVERAGE COMMON SHARES
 OUTSTANDING - BASIC                805.4        805.4       805.4
                                ========== ============   =========
AVERAGE COMMON SHARES
 OUTSTANDING - DILUTED              908.2        908.2       908.2
                                ========== ============   =========
EARNINGS PER SHARE FROM
 CONTINUING OPERATIONS - BASIC &
 DILUTED                            $0.02        $0.01       $0.03
                                ========== ============   =========
EARNINGS (LOSS) PER SHARE FROM
 DISCONTINUED OPERATIONS - BASIC   $(0.01)       $0.01          $-
                                ========== ============   =========
NET INCOME (LOSS) PER SHARE -
 BASIC & DILUTED                    $0.01        $0.02       $0.03
                                ========== ============   =========



(a) Excluding $(0.3) million restructuring charges; $0.2 million impairment; $0.2 million nonoperating investment impairment; $0.1 million other nonoperating loss; and $44.8 million net gain on discontinued operations; net income and diluted EPS would have been $15.1 million and $0.02 for the quarter ended October 31, 2004.

(b) Excluding $8.4 million restructuring charges; $0.8 million impairment; $1.7 million loss for inventory restructuring; $1.7 million nonoperating gain on sale of investments; $1.4 million nonoperating net gain related to sale of divested product lines; $2.3 million nonoperating gain related to other divested activities; $0.3 million loss for nonoperating miscellaneous activities; and $8.2 million net loss from discontinued operations; net income and diluted EPS would have been $23.4 million and $0.03 for the quarter ended October 31, 2003.




           CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED
          RECONCILIATION OF GAAP RESULTS TO ADJUSTED RESULTS
                (In Millions, Except Per Share Amounts)



                                      For the Three Months Ended
                                           October 31, 2004


                                           Restructuring
                                   GAAP      and Other     Adjusted
                                  Results     Charges  (a) Results (a)
                                ---------- ------------   ---------
NET SALES                          $266.3           $-      $266.3

COST OF PRODUCT SOLD                166.5            -       166.5
                                ---------- ------------   ---------
GROSS PROFIT                         99.8            -        99.8
                                ---------- ------------   ---------
GROSS MARGIN                         37.5%                    37.5%

EXPENSES:
 Research and development            15.9            -        15.9
 Selling and administration          70.0            -        70.0
 Impairment charges                   0.2         (0.2)          -
 Restructuring charges               (0.3)         0.3           -
                                ---------- ------------   ---------
  Total Expenses                     85.8          0.1        85.9
                                ---------- ------------   ---------
  As a Percentage of Net Sales       32.2%                    32.3%

OPERATING INCOME                     14.0         (0.1)       13.9
OPERATING MARGIN                      5.3%                     5.2%
OTHER INCOME (EXPENSE), NET:
  Interest                            0.8            -         0.8
  Other                               1.3          0.3         1.6
                                ---------- ------------   ---------

INCOME BEFORE INCOME TAXES           16.1          0.2        16.3
PROVISION FOR INCOME TAXES            1.2            -         1.2
                                ---------- ------------   ---------
INCOME FROM CONTINUING
 OPERATIONS                          14.9          0.2        15.1

DISCONTINUED OPERATIONS
 Loss from discontinued
  operations                        (14.6)        14.6           -
 Gain (loss) on sale                 59.4        (59.4)          -
                                ---------- ------------   ---------
                                     44.8        (44.8)          -

NET LOSS                            $59.7       $(44.6)      $15.1
                                ========== ============   =========
NET MARGIN                           22.4%                     5.7%


AVERAGE COMMON SHARES
 OUTSTANDING - BASIC                809.3        809.3       809.3
                                ========== ============   =========
AVERAGE COMMON SHARES
 OUTSTANDING - DILUTED              909.7        909.7       909.7
                                ========== ============   =========
EARNINGS PER SHARE FROM
 CONTINUING OPERATIONS - BASIC &
 DILUTED                            $0.02        $0.00       $0.02
                                ========== ============   =========
EARNINGS (LOSS) PER SHARE FROM
 DISCONTINUED OPERATIONS - BASIC    $0.05       $(0.05)         $-
                                ========== ============   =========
NET INCOME (LOSS) PER SHARE -
 BASIC & DILUTED                    $0.07       $(0.05)      $0.02
                                ========== ============   =========




                                      For the Three Months Ended
                                             July 31, 2004


                                            Restructuring
                                    GAAP     and Other     Adjusted
                                  Results     Charges  (b) Results (b)
                                 ---------- -----------   ---------
NET SALES                           $227.7          $-      $227.7

COST OF PRODUCT SOLD                 142.1           -       142.1
                                 ---------- -----------   ---------
GROSS PROFIT                          85.6           -        85.6
                                 ---------- -----------   ---------
GROSS MARGIN                          37.6%                   37.6%

EXPENSES:
 Research and development             16.5           -        16.5
 Selling and administration           65.2           -        65.2
 Impairment charges                      -           -           -
 Restructuring charges                 0.6        (0.6)          -
                                 ---------- -----------   ---------
  Total Expenses                      82.3        (0.6)       81.7
                                 ---------- -----------   ---------
  As a Percentage of Net Sales        36.1%                   35.9%

OPERATING INCOME                       3.3         0.6         3.9
OPERATING MARGIN                       1.4%                    1.7%
OTHER INCOME (EXPENSE), NET:
  Interest                             0.6           -         0.6
  Other                               (0.4)       (0.3)       (0.7)
                                 ---------- -----------   ---------

INCOME BEFORE INCOME TAXES             3.5         0.3         3.8
PROVISION FOR INCOME TAXES             0.3           -         0.3
                                 ---------- -----------   ---------
INCOME FROM CONTINUING OPERATIONS      3.2         0.3         3.5

DISCONTINUED OPERATIONS
 Loss from discontinued
  operations                         (10.7)       10.7           -
 Gain (loss) on sale                  (6.8)        6.8           -
                                 ---------- -----------   ---------
                                     (17.5)       17.5           -

NET LOSS                            $(14.3)      $17.8        $3.5
                                 ========== ===========   =========
NET MARGIN                           (6.3%)                    1.5%


AVERAGE COMMON SHARES OUTSTANDING
 - BASIC                             808.9       808.9       808.9
                                 ========== ===========   =========
AVERAGE COMMON SHARES OUTSTANDING
 - DILUTED                           811.7       811.7       811.7
                                 ========== ===========   =========
EARNINGS PER SHARE FROM
 CONTINUING OPERATIONS - BASIC &
 DILUTED                             $0.00       $0.00       $0.00
                                 ========== ===========   =========
EARNINGS (LOSS) PER SHARE FROM
 DISCONTINUED OPERATIONS - BASIC    $(0.02)      $0.02          $-
                                 ========== ===========   =========
NET INCOME (LOSS) PER SHARE -
 BASIC & DILUTED                    $(0.02)      $0.02       $0.00
                                 ========== ===========   =========



(a) Excluding $(0.3) million restructuring charges; $0.2 million impairment; $0.2 million nonoperating investment impairment; $0.1 million other nonoperating loss; and $44.8 million net gain on discontinued operations; net income and diluted EPS would have been $15.1 million and $0.02 for the quarter ended October 31, 2004.

(b) Excluding $0.6 million restructuring charges; $0.4 million nonoperating investment gain; $0.1 million other nonoperating loss; and $17.5 million net loss on discontinued operations; net income and diluted EPS would have been $3.5 million and $0.00 for the quarter ended July 31, 2004.



                        SUPPLEMENTARY SCHEDULE
             ADC TELECOMMUNICATIONS, INC. AND SUBSIDIARIES
           CONSOLIDATED STATEMENTS OF OPERATIONS - UNAUDITED
          RECONCILIATION OF GAAP RESULTS TO ADJUSTED RESULTS

                (In Millions, Except Per Share Amounts)


                                     For the Twelve Months Ended
                                          October 31, 2004


                                           Restructuring
                                  GAAP       and Other     Adjusted
                                 Results      Charges  (a) Results (a)
                               ----------- ------------   ---------
NET SALES                          $784.3           $-      $784.3

COST OF PRODUCT SOLD                482.4            -       482.4
                               ----------- ------------   ---------
GROSS PROFIT                        301.9            -       301.9
                               ----------- ------------   ---------
GROSS MARGIN                         38.5%                    38.5%

EXPENSES:
 Research and development            59.1            -        59.1
 Selling and administration         206.3            -       206.3
 Amortization of acquired
  intangibles                           -                        -
 Impairment charges                   1.7         (1.7)          -
 Restructuring charges               12.3        (12.3)          -
                               ----------- ------------   ---------
  Total Expenses                    279.4        (14.0)      265.4
                               ----------- ------------   ---------
  As a Percentage of Net Sales       35.6%                    33.8%

OPERATING INCOME (LOSS)              22.5         14.0        36.5
OPERATING MARGIN                      2.9%                     4.7%
OTHER INCOME (EXPENSE), NET:
 Interest                             3.7            -         3.7
 Other                                7.0         (8.3)       (1.3)
                               ----------- ------------   ---------

INCOME (LOSS) BEFORE INCOME
 TAXES                               33.2          5.7        38.9
PROVISION (BENEFIT) FOR INCOME
 TAXES                                1.9            -         1.9
                               ----------- ------------   ---------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS                          31.3          5.7        37.0

DISCONTINUED OPERATIONS
 Loss from discontinued
  operations                        (64.9)        64.9           -
 Gain on sale                        50.0        (50.0)          -
                               ----------- ------------   ---------
                                    (14.9)        14.9           -

NET (LOSS) INCOME                   $16.4        $20.6       $37.0
                               =========== ============   =========
NET MARGIN                            2.1%                     4.7%

AVERAGE COMMON SHARES
 OUTSTANDING - BASIC                808.3        808.3       808.3
                               =========== ============   =========
AVERAGE COMMON SHARES
 OUTSTANDING - DILUTED              812.1        812.1       812.1
                               =========== ============   =========
EARNINGS (LOSS) PER SHARE FROM
 CONTINUING OPERATIONS - BASIC
 & DILUTED                          $0.04        $0.01       $0.05
                               =========== ============   =========
LOSS PER SHARE FROM
 DISCONTINUED OPERATIONS -
 BASIC                             $(0.02)       $0.02          $-
                               =========== ============   =========
NET INCOME (LOSS) PER SHARE -
 BASIC & DILUTED                    $0.02        $0.03       $0.05
                               =========== ============   =========




                                      For the Twelve Months Ended
                                           October 31, 2003


                                           Restructuring
                                   GAAP      and Other    Adjusted
                                  Results     Charges (b) Results  (b)
                                 --------- -----------   ----------
NET SALES                          $589.4          $-       $589.4

COST OF PRODUCT SOLD                382.3        (4.4)       377.9
                                 --------- -----------   ----------
GROSS PROFIT                        207.1         4.4        211.5
                                 --------- -----------   ----------
GROSS MARGIN                         35.1%                    35.9%

EXPENSES:
 Research and development            59.9           -         59.9
 Selling and administration         160.4           -        160.4
 Amortization of acquired
  intangibles                           -
 Impairment charges                  15.6       (15.6)           -
 Restructuring charges               28.1       (28.1)           -
                                 --------- -----------   ----------
  Total Expenses                    264.0       (43.7)       220.3
                                 --------- -----------   ----------
  As a Percentage of Net Sales       44.8%                    37.4%

OPERATING INCOME (LOSS)             (56.9)       48.1         (8.8)
OPERATING MARGIN                    (9.7%)                   (1.5%)
OTHER INCOME (EXPENSE), NET:
 Interest                             6.1           -          6.1
 Other                                2.9        (1.2)         1.7
                                 --------- -----------   ----------

INCOME (LOSS) BEFORE INCOME TAXES   (47.9)       46.9         (1.0)
PROVISION (BENEFIT) FOR INCOME
 TAXES                               (5.3)          -         (5.3)
                                 ----------------------------------
INCOME (LOSS) FROM CONTINUING
 OPERATIONS                         (42.6)       46.9          4.3

DISCONTINUED OPERATIONS
 Loss from discontinued
  operations                        (34.1)       34.1            -
 Gain on sale                           -           -            -
                                 --------- -----------   ----------
                                    (34.1)       34.1            -

NET (LOSS) INCOME                  $(76.7)      $81.0         $4.3
                                 ========= ===========   ==========
NET MARGIN                         (13.0%)                     0.7%

AVERAGE COMMON SHARES OUTSTANDING
 - BASIC                            803.4       803.4        803.4
                                 ========= ===========   ==========
AVERAGE COMMON SHARES OUTSTANDING
 - DILUTED                          803.4       803.4        803.4
                                 ========= ===========   ==========
EARNINGS (LOSS) PER SHARE FROM
 CONTINUING OPERATIONS - BASIC &
 DILUTED                           $(0.06)      $0.05        $0.01
                                 ========= ===========   ==========
LOSS PER SHARE FROM DISCONTINUED
 OPERATIONS - BASIC                $(0.04)      $0.04           $-
                                 ========= ===========   ==========
NET INCOME (LOSS) PER SHARE -
 BASIC & DILUTED                   $(0.10)      $0.11        $0.01
                                 ========= ===========   ==========



(a) Excluding $12.3 million restructuring charges; $1.7 million impairment charges; $4.8 million nonoperating gain on sale of investments; $3.6 million net nonoperating gain for divested product lines; $0.1 million other nonoperating loss; and $14.9 million net loss on discontinued operations; net income and diluted EPS would have been $37.0 million and $0.05 for the twelve months ended October 31, 2004.

(b) Excluding $28.1 million restructuring charges; $15.6 million impairment charges; $4.4 million of inventory restructuring; $0.7 million nonoperating gain on the sale of investments; $1.2 million nonoperating loss related to the sale of divested product lines; $2.3 million nonoperating gain related to other divested activities; $0.3 million nonoperating loss related to a sale leaseback transaction; $0.3 million loss related to miscellaneous nonoperating activity; and $34.1 million net loss from discontinued operations; net income and diluted EPS would have been $4.3 million and $0.01 for the twelve months ended October 31, 2003.




             ADC TELECOMMUNICATIONS, INC. AND SUBSIDIARIES
           OPERATING SEGMENT GAAP TO ADJUSTED RECONCILIATION
                             (In Millions)


                         CONTINUING OPERATIONS
               NET SALES GAAP TO ADJUSTED RECONCILIATION

                                2004          2004          2003
                           Fourth Quarter Third Quarter Fourth Quarter
                           -------------------------------------------
GAAP and Adjusted Net Sales
 BIA                               $218.5        $182.8        $115.7
 PS                                  56.3          50.7          43.7
 Eliminations and Other              (8.5)         (5.8)         (4.9)
                           -------------------------------------------
                                   $266.3        $227.7        $154.5
                           ===========================================


                         CONTINUING OPERATIONS
           OPERATING INCOME GAAP TO ADJUSTED RECONCILIATION

                                2004          2004          2003
                           Fourth Quarter Third Quarter Fourth Quarter
                           -------------------------------------------
GAAP Operating Income
 (Loss)
 BIA                                $26.8         $20.1         $11.0
 PS                                   0.4          (1.2)          3.7
 Unallocated Items                  (13.2)        (15.6)        (12.9)
                           -------------------------------------------
                                     14.0           3.3           1.8
                           -------------------------------------------

Less:

 PS - Divested Product
  Lines (b)
 BIA                                 (1.2)         (0.2)          0.2
 PS                                  (0.2)            -          (1.5)
 Unallocated Items (b)                1.5          (0.4)         (9.6)
                           -------------------------------------------
                                      0.1          (0.6)        (10.9)
                           -------------------------------------------

Adjusted Operating Income
 (Loss)
 BIA                                $28.0         $20.3         $10.8
 PS                                   0.6          (1.2)          5.2
 Unallocated Items                  (14.7)        (15.2)         (3.3)
                           -------------------------------------------
                                    $13.9          $3.9         $12.7
                           ===========================================

(b) Excluding $0.0 million, $0.0 million and $1.7 million inventory restructuring; $(0.3) million, $0.6 million, and $8.4 million restructuring charges; $0.2 million, $0.0 million, and $0.8 million impairment charges; operating income (loss) from continuing operations would have been $13.9 million, $3.9 million, and $12.7 million for the three months ended October 31, 2004, July 31, 2004, and October 31, 2003, respectively.



    CONTACT: ADC, Minneapolis
             Investor Relations:
             Mark Borman, 952-917-0590
             or
             Public Relations:
             Chuck Grothaus, 952-917-0306